UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR S
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  December 31

DATE OF REPORTING PERIOD:  June 30, 2010

The Thai Capital Fund, Inc.

Item 1.  Reports to Stockholders.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company.  The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies.  The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager"), the Fund's investment manager, and the Fund.  The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (Singapore) Ltd., the Fund's investment adviser, provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

Stockholder Information

The Fund's shares are listed on the NYSE Amex US LLC ("NYSE Amex"), formerly the American Stock Exchange.  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE Alternext, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE Amex trading symbol is "TF".  The Fund's weekly NAV is available by visiting www.daiwast.com  or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings.  The Fund has also placed its Fund governance documents on its website under the section titled "Information" which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund's Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website.  The Fund has filed with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2010.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.  The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054.  All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the "Plan Agent") at the address shown below.

Certifications

The Fund's principal executive officer has certified to the NYSE Amex that, as of June 2, 2010, he was not aware of any violation by the Fund of applicable NYSE Amex corporate governance listing standards.  The Fund also has included the certifications of the Fund's principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Telephone: (866) 669-9905; (718) 921-8124
www.amstock.com

The Thai Capital Fund, Inc.

Stockholder Letter (unaudited)

August 4, 2010

Dear Stockholders:

The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to update its stockholders on the Thai economy, the activities of the Stock Exchange of Thailand ("SET") and the Fund's performance for the six months ended June 30, 2010.

Thai Stock Market Overview & Outlook

For the first half of 2010, the SET Index increased 62.77 points, or 8.55%, to close at 797.31.  The SET Index moved up during the first half of January driven by local fund flows. However, the Index fell sharply after that as both external and internal factors turned negative, including China's monetary tightening, the U.S. plan to restrict banks from conducting hedge fund or proprietary trading business, the operation and construction halt at Map Ta Phut Industrial Complex and uncertain political situation.

The market consolidation continued during the first half of February 2010, but the market moved up during the second half of the month. Although the local political situation was uncertain ahead of the Thai Supreme Court's ruling on Mr. Shinawatra's assets on February 26, 2010, foreign investors seemed optimistic about the issue, evidenced by the favorable fund flow with large net buying of Bt5.4 billion.

In March 2010, the Thai market posed an impressive rally despite the prevailing political uncertainty following the aftermath of the Thai Supreme Court's verdict on Mr. Shinawatra's assets and the Red Shirts' demonstration.  The resilient economic theme and foreign liquidity searching for higher yields in Asia drove large-cap stocks higher in the market, especially in the energy and banking sectors.

In April 2010, the Thai market was dominated by the local political standoff.  The declaration of an emergency in Bangkok on April 7, and the deadly clash on April 10, were behind the sharp sell-off during the middle of the month. However, the market recovered slightly during the last week of April as the feared dispersion of the rally never materialized.

The Thai market corrected in May 2010.  The worsening debt crisis in Europe triggered foreign selling and the selling spree was then aggravated by increased local political tension, which peaked on May 19, when the military crackdown ended with widespread disruption in downtown Bangkok.  The market, however, began to recover during the last few days of the month.

The Thai market continues its recovery in June 2010. Local politics became more stable after the crackdown in May, while the impact on the domestic economy remained limited. External economic situations were still of concern, but the impact on the Thai market was limited as foreign investors had small positions in Thai stocks. From concerns over a dimmer prospect for global economic recovery, investors pulled back from risky assets and then turned to safe havens as the U.S. 10-year treasury yield hit its lowest level since April 2009.  Downside risks appear to have risen due to a significant deterioration of financial conditions including growing concerns about sovereign risk and the fragility of the banking sector in Europe. Recent economic indicators of many countries have been less encouraging as well. Another major development was in China, where the Public Bank of China (PBOC) decided to increase flexibility in its Chinese Renminbi ("RMB") by allowing the RMB/USD rate to swing by 0.5% around the daily fixing rate (the middle rate).  The impact of 3-4% annual RMB appreciation on the economy includes 0.2% lower GDP growth, and 0.7% lower export volume growth.  However, RMB appreciation is most negative for shipping, electronic components, and computers, while the least affected sectors are utility, agriculture, financial and food and beverage.  Nevertheless, RMB reform is a long-term positive for consumption.  Over the next five years, several structural changes, including RMB appreciation and acceleration of wage inflation, should boost consumption by 6.5%, cumulatively, and reduce exports by 11%, cumulatively, compared with the baseline.

On concerns over the possibility of a "double-dip recession", there are several reasons why we believe it is unlikely.  Moves toward fiscal policy tightening generally appear to be relatively measured.  This year, the Euro area and China are likely to run somewhat expansionary fiscal policies while others are likely to begin some fiscal restraint. Next year, almost all countries are likely to tighten fiscal policy, but the contraction of fiscal impulse is likely to be modest in most cases.  While fiscal policy is tightened, monetary policy is likely to remain expansionary. Earlier expectations of an exit from the low interest rate and non-standard monetary policy have been shifted well into 2011.  With discretionary spending on durables and structures already having fallen to recent historical lows, this key driver of economic downturns has much less room to be compressed than it did before the crisis began. Indeed, this is one reason double dip recessions are so rare.  The longer such spending is compressed, the more pent-up demand builds to support the eventual expansion.  Durable goods that have worn out eventually need to be replaced.  With pent-up demand beginning to show through consumer and business spending, we believe the economy is developing sufficient momentum through 2010 to deflect the upcoming headwinds to a significant degree.  A positive feedback loop between investment, employment, and consumption seems to have emerged in most major countries.

Thai's economic recovery remains on track in our view despite the political turmoil. GDP growth of 12% y-o-y in the first quarter exceeded expectations and the full-year growth figure is likely to be revised up to 5%.  The key assumptions underlying the expectation are continuous merchandise export growth of over 20%, private sector spending recovery after the political unrest and government-spending growth driven by a higher than expected rise in public consumption in the first quarter of 2010.

Based on forecasted average earnings-per-share growth for 2010 of 24.7%, the Thai stock market is trading on price-to-earnings for 2010 of 11.6x and price-to-book value of 1.6x with a dividend yield of 3.9% (Source:  Bloomberg forecast as of 6/30/10).  Large growth is expected to be coming from big-cap stocks, especially in the construction material and petrochemical sectors from capacity expansion in the Map Ta Put area.  In addition, the return of tourists, assuming no political unrest, will benefit the tourism and service sectors.

External risks will be the most critical factors driving global equity markets. An upcoming event will be the result of stress tests of banks in the EU area which are expected to be announced during the second half of July.  The next thing to watch are the set of key economic leading indicators i.e. Chinese PMI, US-ISM, and unemployment data.  However, the SET Index is not likely to fall lower than its critical resistance level of 750 for the next couple of months even with global uncertainties. On the other hand, political uncertainties will still be the risk that could trigger an immediate sell off if there are signs of political violence as evidenced over the last couple of months.

The market is expected to move sideways to upward with a limit in this quarter around 850 or around 3-4% potential gain.  For year-end target if regional markets rally, the Thai market could move to an upper range of the P/E band which would place the SET Index around 900-920.

Performance Evaluation

As of June 30, 2010 the Fund had net assets of US$41.7 million, equivalent to a net asset value per share of US$13.16.  Of this amount, equity securities accounted for 96.34% of the Fund's net assets; the remainder was in cash and bank deposits.

Year-to-date as of June 30, the SET Index return was 8.55% in Thai baht terms and the portfolio return was 10.65%, outperforming the benchmark by 2.10%.  For the six months ended June 30, 2010, in U.S.$ terms, the NAV return was 13.25% and the SET Index was up 11.64%.

We plan to keep fully invested with a bottom up quantitative selection method for the second half of 2010 or longer.  As of July 15th, cash was reduced to less than 1%.

The Thai Capital Fund, Inc.

Portfolio Management

Mr. Vijchu Chantatab has been the Fund's portfolio manager since March 1, 2005.  SCBAM has employed Mr. Chantatab as an equity fund manager since March 2005.  Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

Finally, the Fund's management would like to express its sincere thanks to all stockholders for their continued support and participation.

Sincerely yours,

/s/ Masaaki Goto
Masaaki Goto
Chairman of the Board

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments
June 30, 2010 (unaudited)

COMMON STOCKS—96.34%

Shares		Value	Shares		Value
Agribusiness—2.74%			Energy—22.63%
1,827,900	Charoen Pokphan Foods Public Co., Ltd.	$1,145,446	54,100	Banpu Public Co., Ltd.	$1,012,036
Banks—10.42%			621,800	PTT Exploration and Production Public Co., Ltd.	2,754,411
359,900	Bangkok Bank Public Co., Ltd.	1,388,730	573,500	PTT Public Co., Ltd.	4,355,064
2,842,500	Bank of Ayudhya Public Co., Ltd.	1,719,818	3,382,800	Siamgas & Petrochemicals Public Co., Ltd.	1,326,191
442,900	Kasikorn bank Public Co., Ltd.	1,240,733			9,447,702
		4,349,281
Commerce—2.40%			Entertainment & Recreation—3.04%
1,129,500	CP ALL Public Co., Ltd.	1,002,421	4,377,700	Major Cineplex Group Public Co., Ltd.	1,270,281
Communication—1.83%			Packaging—1.02%
285,100	Advanced Info Service Public Co., Ltd.	763,471	2,631,100	A.J. Plast Public Co., Ltd.	426,405
Construction—8.67%			Personal Products—0.97%
1,382,200	Dynasty Ceramic Public Co., Ltd.	1,813,368	1,436,200	DSG International (Thailand) Public Co., Ltd.	403,443
223,100	The Siam Cement Public Co., Ltd.	1,804,376	Petrochemicals—10.18%
Electronic Components—8.37%		3,617,744	1,977,400	Indorama Ventures Public Co., Ltd.	1,342,899
15,773,400	Cal-Comp Electronics (Thailand) Public Co., Ltd.	1,762,625	896,000	PTT Chemical Public Co., Ltd.	2,904,179
2,425,600	Delta Electronics (Thailand) Public Co., Ltd.	1,729,646			4,247,078
		3,492,271	Property Development—20.06%
			6,996,900	Amata Corporation Public Co., Ltd.	1,814,308
			29,029,800	Hemaraj Land and Development Public Co., Ltd.	1,362,115

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments (concluded)
June 30, 2010 (unaudited)

COMMON STOCKS (concluded)			SHORT-TERM INVESTMENTS—6.50%
Shares		Value	Principal Amount (000)		Value
Property Development (concluded)			THAI BAHT SAVINGS ACCOUNT—5.81%
5,053,300	L.P.N. Development Public Co., Ltd.	$1,333,728	78,518	Bangkok Bank Savings Account, 0.25%, due 7/1/10	$2,423,786
4,412,300	Rojana Industrial Park Public Co., Ltd.	1,287,131	U.S. DOLLAR TIME DEPOSIT—0.69%
5,975,500	SinoThai Engineering & Construction Public Co., Ltd.	1,300,437	$291	JPMorgan Chase Bank, 0.10%, due 7/1/10	290,741
4,198,100	Ticon Industrial Connection Public Co., Ltd.	1,276,483	Total Short-Term Investments (Cost—$2,716,139)		2,714,527
		8,374,202	Total Investments—102.84% (Cost—$38,267,755)		42,926,737
Transportation—4.01%			Liabilities in excess of other assets—(2.84%)		(1,185,526)
1,593,500	Airports of Thailand Public Co., Ltd.	1,672,465	NET ASSETS (Applicable to 3,172,313 shares of capital stock outstanding; equivalent to $13.16 per share)100.00%		$41,741,211
Total Common Stocks
(Cost—$35,551,616)		40,212,210

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

EQUITY CLASSIFICATIONS HELD		TEN LARGEST EQUITY POSITIONS HELD
June 30, 2010 (unaudited)		June 30, 2010 (unaudited)
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Energy	22.63%	PTT Public Co., Ltd.	10.43%
Property Development	20.06	PTT Chemical Public Co., Ltd.	6.96
Banks	10.42	PTT Exploration and Production Public Co., Ltd.
Petrochemicals	10.18	Amata Corporation Public Co., Ltd.	4.35
Construction	8.67	Dynasty Ceramic Public Co., Ltd.	4.34
Electronic Components	8.37	The Siam Cement Public Co., Ltd.	4.32
Transportation	4.01	Cal-Comp Electronics (Thailand) Public Co., Ltd.	4.22
Entertainment & Recreation	3.04	Delta Electronics (Thailand) Public Co., Ltd.	4.14
Agribusiness	2.74	Bank of Ayudhya Public Co., Ltd.	4.12
Commerce	2.40	Airports of Thailand Public Co., Ltd.	4.01
Communication	1.83
Packaging	1.02
Personal Products	0.97

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Assets and Liabilities
June 30, 2010 (unaudited)

Assets
Investment in securities, at value (cost—$38,267,755)	$42,926,737
Receivable for securities sold	137,410
Interest receivable	334
Prepaid expenses	15,622
Total assets	43,080,103
Liabilities
Payable for securities purchased	448,693
Accrued Thai repatriation tax	737,948
Payable for management fees	23,437
Payable for advisory fees	6,771
Payable for other affiliates	10,575
Accrued expenses and other liabilities	111,468
Total liabilities	1,338,892
Net Assets	$41,741,211
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized; 3,172,313 shares issued and outstanding	$31,723
Paid-in capital in excess of par value	35,225,400
Undistributed net investment income	627,901
Undistributed net realized gain on investments and foreign currency transactions	1,164,296
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency	4,691,891
Net assets applicable to shares outstanding	$41,741,211
Net Asset Value Per Share	$13.16

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Operations
For the Six Months Ended June 30, 2010 (unaudited)

Investment income:
Dividends	$1,091,429
Interest	2,843
Total investment income	1,094,272
Expenses:
Investment management fee	116,462
Investment advisory fee	115,292
Administration fee	85,500
Thai repatriation tax expense	76,804
Audit and tax services	37,588
Legal fees and expenses	25,292
Custodian fees and expenses	22,621
Directors’ fees and expenses	22,315
Reports and notices to stockholders	19,588
Transfer agency fee and expenses	6,226
Insurance expense	4,900
Other	35,644
Total expenses before expense waivers	568,232
Less waiver of:
Administration fee	(25,000)
Investment advisory fee	(76,861)
Net expenses	466,371
Net investment income	627,901
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains on investments, net of $661,144 Thai tax provision	5,350,325
Net realized foreign currency transaction gains	63,335
Net change in unrealized appreciation (depreciation) on equity investments	(1,173,654)
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	1,243
Net realized and unrealized gains from investment activities and foreign currency transactions	4,241,249
Net increase in net assets resulting from operations	$4,869,150

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Increase (decrease) in net assets from operations:
Net investment income	$627,901	$427,285
Net realized gain (loss) on:
Investments	5,350,325	(3,220,559)
Foreign currency transactions	63,335	181,298
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(1,173,654)	16,794,352
Translation of short-term investments and other assets and liabilities denominated in foreign currency	1,243	2,313
Net increase in net assets resulting from operations	4,869,150	14,184,689
Dividends and distributions to stockholders from:
Net investment income	—	(551,113)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	—	48,762
Net increase in net assets	4,869,150	13,682,338
Net assets:
Beginning of period	36,872,061	23,189,723
End of period (including undistributed net investment income of $627,901 and $0, respectively)	$41,741,211	$36,872,061

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990.  It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"), the Fund's investment manager.  The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand.  In addition, the Investment Plan will expire in 2015, unless continuance is approved by Thailand's Securities and Exchange Commission ("Thai SEC"), which is unlikely.  Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate.  In the event of liquidation of the Investment Plan, the Fund's Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of its financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Stock Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices.  In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).  The guidance establishes three levels of fair value hierarchy as follows:

Level 1—Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2—Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3—Inputs that are unobservable.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (continued)

A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Manager.  The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$42,926,737
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$42,926,737

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of June 30, 2010 is presented.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (POI).  Please refer to the POI for industry specifics of the portfolio holdings.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies.  Accordingly, no provision for U.S. federal income taxes is required.  The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.  The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan. Thai Baht remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities.  The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (continued)

To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.  The Fund determines net asset value ("NAV") based on valuations made as of 5:00 p.m. Bangkok time, on each day the NAV is calculated.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.  Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract.  The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan.  For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets.  At June 30, 2010, the Fund owed the Manager $23,437.  In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2010, no out-of-pocket expenses were paid to the Manager.

Under the International Investment Advisory Agreement, Daiwa SB Investments (Singapore) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments.  In addition, the Adviser manages the Fund's assets held outside the Investment Plan.  The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets.  In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2010, no such out-of-pocket expenses were paid to the Adviser.  The Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2010.  At June 30, 2010, the Fund owed the Adviser $6,771, net of waivers.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (continued)

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund.  For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000.  DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2010.  In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund.  During the six months ended June 30, 2010, no out-of-pocket expenses were paid to DSTC.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund's compliance management system and the Fund's compliance review program.  This amount is included in the administration fee in the Fund's Statement of Operations.

DSTC also acts as custodian for the Fund's U.S. assets.  As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses.  During the six months ended June 30, 2010, DSTC earned $2,904, as compensation for its custodial services to the Fund.

At June 30, 2010, the Fund owed $8,333, $1,750 and $492 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

Bangkok Bank Public Company Ltd. is the custodian for the Fund's Thai assets.

The Fund paid or accrued $25,292 for the six months ended June 30, 2010 for legal services in conjunction with the Fund's ongoing operations provided by the Fund's law firm, Clifford Chance US LLP, to which the Fund's Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2010, the Fund made purchases of $39,067,601 and sales of $38,844,693 of investment securities, excluding short-term investments.  The aggregate cost of investments at June 30, 2010 for federal income tax purposes was $35,658,574, excluding short-term investments.  At June 30, 2010, net unrealized appreciation excluding short-term securities, aggregated $4,553,636 of which $4,926,119 related to appreciated securities and $372,483 related to depreciated securities.

At December 31, 2009, the Fund had a remaining capital loss carryover of $4,059,011, of which $681,901 expires in the year 2010 and $3,377,110 expires in the year 2017, available to offset future net capital gains.

Concentration of Risk

The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Investment Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Investment Plan will be granted in a timely fashion or at all.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (concluded)

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.  Of the 3,172,313 shares outstanding at June 30, 2010, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,868 shares.

The Thai Capital Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30, 2010 (unaudited)		For the Years Ended December 31,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.62		$7.32	$13.27	$10.11	$8.92	$8.88
Net investment income	0.20	*	0.13 *	0.14 *	0.17 *	0.16 *	0.12 *
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.34	*	4.34 *	(6.01)	3.19 *	1.31	0.01
Net increase (decrease) in net asset value resulting from operations	1.54		4.47	(5.87)	3.36	1.47	0.13
Less: dividends and distributions to shareholders Net investment income	—		(0.17)	(0.08)	(0.20)	(0.28)	(0.09)**
Net asset value, end of period	$13.16		$11.62	$7.32	$13.27	$10.11	$8.92
Per share market value, end of period	$10.72		$9.83	$6.71	$13.59	$11.21	$8.99
Total investment return:(a)
Based on market price at beginning and end of period, assuming reinvestment of dividends	9.05%		49.11%	(50.00)%	23.09%	27.89%	6.89%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	13.25%		61.57%	(44.14)%	33.27%	16.24%	1.40%
Ratios and supplemental data
Net assets, end of period (in millions)	$41.7		$36.9	$23.2	$42.0	$31.8	$28.0
Ratios to average net assets of:
Expenses, before waivers of Administration and Advisory fees and excluding Thai repatriation taxes	2.56	%#	2.93%	3.11%	2.57%	2.66%	3.04%
Expenses, after waivers of Administration and Advisory fees and including Thai repatriation taxes	2.43	%#	2.55%	2.65%	2.20%	2.39%	2.58%
Expenses, after waivers of Administration and Advisory fees and excluding Thai repatriation taxes	2.03	%#	2.36%	2.57%	2.04%	2.10%	2.46%
Expenses, before waivers of Administration and Advisory fees and including Thai repatriation taxes	2.96	%#	3.12%	3.19%	2.74%	2.95%	3.16%
Net investment income	3.27	%#	1.44%	1.21%	1.45%	1.57%	1.36%
Portfolio turnover	106.68%		70.92%	80.06%	90.30%	129.02%	70.01%
_____________________
*	After Thai taxes applicable to net investment income and realized capital gains.

**	Actual dividend equals $0.095 per share.

(a)
Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

#	Annualized.

The Thai Capital Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 2, 2010, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2013.

Class I	Number of Shares/ Votes Voted For	Proxy Authority Withheld
Martin J. Gruber	1,297,843	821,434
David G. Harmer	1,297,277	822,000

In addition to the Directors re-elected at the Meeting, Austin C. Dowling, Masaaki Goto, Richard J. Herring and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others.  In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund.  The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law.  For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials.  These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to our stockholders.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory
and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Thai Capital Fund, Inc. (the "Fund") held on June 2, 2010, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the "Investment Adviser") under the Advisory Agreement and SCB Asset Management Co., Ltd. (the "Investment Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement.  The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund.  The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board also reviewed and considered the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services.  The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.  The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Stock Exchange of Thailand Index.  The Board noted that the Fund's return on its net asset value over the last one-year period was lower than the Fund's benchmark and higher for the last three-year and five-year periods.  The Board further noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark; however, the Fund generally performed in line with its benchmark.  The Board concluded that the Fund's overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed and considered the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "Advisory Fees") and information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the Advisory Fees.  The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 21 other closed- and open-end funds with advisory fees, with no funds having an advisory fee lower than the fee charged to the Fund by the Investment Manager.  The Board also reviewed and considered information showing that the Investment Adviser does not advise any other closed-end funds that would provide an appropriate comparison to the Advisory Fee.  The Board concluded that the Advisory Fees were appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund.  The Board noted that the advisory fee was higher for The Thai Fund than for the Fund because the assets of The Thai Fund were significantly greater than that of the Fund.  In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range.  The Board concluded that the Fund's advisory fees were competitive with these other country funds.  The Board did, however, note that the total expense ratio of the Fund was higher than that of The Thai Fund and many other country funds.  The Board attributed this higher total expense ratio to the lower net assets of the Fund.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory
and Management Agreements (unaudited) (concluded)

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does not include any breakpoints.  The Board considered that the Fund is closed-end and that the Fund's assets are not likely to grow with new sales.  The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board reviewed and considered a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party.  The Board noted that each Adviser's operations remain profitable.  The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers.  The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

The Thai Capital Fund, Inc.

BOARD OF DIRECTORS Masaaki Goto, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter
OFFICERS John J. O'Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Semi-Annual Report June 30, 2010
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
   (Thai Custodian)
Daiwa Securities Trust Company
   (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Investments.

A schedule of investments is included as part of the report to stockholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a2(a) of the Investment Company Act of 1940, as amended

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  August 31, 2010

By	\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

Date:  August 31, 2010

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O'Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(e)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(f)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 31, 2010

\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masaaki Goto, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(e)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(f)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 31, 2010

\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 31, 2010

\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 31, 2010

\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.